Saturna Investment Trust

Saturna Sustainable Equity Fund (the “Fund”)

Supplement Dated October 18, 2024, to the Prospectus and Summary Prospectus dated March 29, 2024

NOTICE REGARDING CHANGES IN DEPUTY PORTFOLIO MANAGER

Effective October 18, 2024, Mr. William B. Jones IV, CFA® will serve as deputy portfolio manager to the Fund. Effective the same day, Mr. Scott F. Klimo, CFA® will no longer serve as deputy portfolio manager to the Fund and all references to his name with respect to the Fund in the Summary Prospectus and Prospectus are hereby stricken.

Ms. Jane K. Carten, MBA will continue to be the Portfolio Manager of the Fund.

Effective October 18, 2024, the following is added to the paragraph entitled “Portfolio Managers” on page 5 of the Fund’s Summary Prospectus:

Mr. William B. Jones IV, CFA®, an equity analyst of Saturna Capital Corporation, has been the deputy portfolio manager since October 18, 2024.

Effective October 18, 2024, the following is added as the fourth paragraph of the section entitled “Investment Adviser” on page 25 of the Fund’s prospectus:

Mr. William B. Jones IV, CFA®, deputy portfolio manager of Saturna Sustainable Equity Fund, joined Saturna in September 2023. Prior to Saturna Capital, William was a multi-asset Portfolio Manager at Verus Investments (“Verus”), with previous roles in risk, also at Verus, and derivatives at Russell Investments. He graduated from Western Washington University with a BA in Financial Economics.

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This Supplement should be read in conjunction with the current Summary Prospectus and Prospectus identified above, each dated March 29, 2024.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.